Exhibit 32.2
Certification pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
In connection with the Annual Report of Orion Engineered Carbons S.A. in Form 10-K for the annual period ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bob Hrivnak, Interim Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 17, 2022                        /s/ Bob Hrivnak
Interim Chief Financial Officer